                                                                       EXHIBIT 1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32504) and Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 33-1329) of Inland Steel Industries, Inc. of our report dated May 30, 1998 appearing on page 1 of Exhibit 1 to this Form 11-K.



                                       PRICE WATERHOUSE LLP


Chicago, Illinois
June 25, 1998